VAN KAMPEN SERIES FUND, INC.,
on behalf of its series,
Van Kampen Global Value Equity Fund,
Supplement dated August 27, 2009
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated November 1, 2008,
as previously supplemented on August 14, 2009, August 7, 2009,
April 29, 2009, November 20, 2008 and November 1, 2008
and the
Class I Shares Prospectus
dated November 1, 2008,
as previously supplemented on August 7, 2009,
April 29, 2009 and November 1, 2008

The Prospectuses are hereby supplemented as follows:

On August 27, 2009, shareholders of Van Kampen Global Value Equity Fund (the “Global Value Equity Fund”) voted to approve the reorganization of the Global Value Equity Fund into Van Kampen Global Franchise Fund (the “Global Franchise Fund”). It is anticipated that the reorganization will close on or about October 2, 2009 (the “Closing Date”). On the Closing Date, the Global Value Equity Fund will transfer to the Global Franchise Fund all of its assets and liabilities and the Global Franchise Fund will in turn transfer to the Global Value Equity Fund a number of its Class A Shares, Class B Shares, Class C Shares and Class I Shares equal in value to the value of the net assets of the Global Value Equity Fund transferred to the Global Franchise Fund as of the Closing Date. The Global Value Equity Fund expects to distribute the Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Global Franchise Fund to its shareholders promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by its Board of Directors.

In the interim, existing shareholders of the Global Value Equity Fund may continue to purchase shares of the Global Value Equity Fund until the close of business on October 1, 2009. As of the close of business on October 1, 2009, the transfer books of the Global Value Equity Fund will be closed and no further purchases of the

Global Value Equity Fund will be permitted. Only redemption requests or transfer instructions received in proper form by the close of business on October 1, 2009 will be fulfilled by the Global Value Equity Fund. Redemption requests or transfer instructions received by the Global Value Equity Fund after that date and time will be treated as requests for the redemption or instructions for the transfer of the shares of the Global Franchise Fund credited to the accounts of the shareholders of the Global Value Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MSGLSPT2 8/09